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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-54940) of McDermott Incorporated and in the related Prospectuses of our report dated May 24, 1995 with respect to the consolidated financial statements of McDermott Incorporated, included in this Annual Report (Form 10-K) for the year ended March 31, 1995.

                                                            ERNST & YOUNG LLP

New Orleans, Louisiana
June 23, 1995


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